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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 15, 2005



                               Globix Corporation
             (Exact name of registrant as specified in its charter)


               Delaware                    1-14168               13-3781263
   (State or other jurisdiction of       (Commission           (IRS Employer
            incorporation)               File Number)        Identification No.)


           139 Centre Street,                                     10013
           New York, New York
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (212) 334-8500


          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Form 8-K, Current Report
Globix Corporation
Commission File No. 1-14168


Item 2.02. Results of Operations and Financial Condition.
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         On August 15, 2005, Globix Corporation issued a press release announcing its financial results for its fiscal quarter ended June 30, 2005. A copy of the press release relating to such announcement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
--------------------------------------------

Exhibit           Description
-------           -----------
99.1              Press Release dated August 15, 2005


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 15, 2005                      Globix Corporation

                                            By: /s/ Robert M. Dennerlein
                                                ------------------------------
                                                Name: Robert M. Dennerlein
                                                Title: Chief Financial Officer